EXHIBIT 10.4

                     INDIVIDUAL GUARANTY OF MARSHALL BUTLER
                               DATED JUNE 2, 2006







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                               INDIVIDUAL GUARANTY

         INDIVIDUAL GUARANTY (this "GUARANTY"), dated June 2, 2006, made by MARSHALL BUTLER (the "GUARANTOR"), in favor of NORTH FORK BANK, a New York banking corporation ("LENDER").

                                    RECITALS

         SEAENA, Inc. (the "BORROWER") and Lender have entered into a Credit Agreement, dated the date hereof ("CREDIT AGREEMENT").

         Guarantor is a shareholder of Borrower and will materially benefit from the Loans made and to be made under the Credit Agreement.

         A material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement is the execution and delivery of this Guaranty, and Lender is unwilling to extend and maintain the credit facilities provided under the Credit Agreement unless Guarantor enters into this Guaranty.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce Lender to make Loans under the Credit Agreement, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with Lender as follows:

         1.   Definitions and Interpretation.

              (a) DEFINITIONS. When used herein, capitalized terms used but not defined in this Guaranty have the meanings assigned to such terms in the Credit Agreement.

              (b)   RULES OF INTERPRETATION.

                    (i) A reference to any document or agreement shall include such document or agreement as amended, modified, replaced, restated or supplemented from time to time (provided that nothing contained in this subsection (b) shall be deemed to permit or authorize any such amendment, modification, restatement or supplement that is not in accordance with the terms of such document or agreement or the terms of this Guaranty).

                    (ii) The singular includes the plural and the plural includes the singular.

                    (iii) A reference to any law includes any amendment or modification to such law.

                    (iv) A reference to any Person includes its permitted successors and permitted assigns.

                    (v) The words "include," "includes" and "including" are not limiting.

                    (vii) The words "herein," "hereof," "hereunder" and words of like import shall refer to this Guaranty as a whole and not to any particular section or subdivision of this Guaranty.


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                    (viii) References to Articles, Sections and the like refer to the Articles, Sections and the like of this Guaranty unless otherwise indicated.

         2. GUARANTY. Subject to Article 25, Guarantor hereby absolutely, unconditionally and irrevocably guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. This Guaranty is a guaranty of payment and not of collection only. Without limiting the generality of the foregoing, subject to Article 25, Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by Borrower under the Credit Agreement and the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower. Guarantor agrees that, as between Guarantor and Lender, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that, in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by Guarantor for the purposes of this Guaranty. Notwithstanding the foregoing, the liability of Guarantor with respect to the Obligations shall be limited to the lesser of: (a) the amount provided in
Article 25, or (b)an aggregate amount equal to the largest amount that would not render his obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         3. GUARANTY ABSOLUTE. The obligations of Guarantor under this Guaranty are independent of the Obligations. Lender shall not be required to seek payment of the Obligations from Borrower, any other guarantor or any other Person prior to Lender making demand for payment of the Obligations on Guarantor or prior to exercising Lender's rights and enforcing Lender's remedies under this Guaranty and the other Loan Documents. It shall not be necessary for Lender, in order to exercise Lender's rights and enforce Lender's remedies under this Guaranty against Guarantor: (x) to first institute suit or exhaust Lender's remedies against: (i) any collateral given as security for the Loan or (ii) Borrower, any other guarantor or any other Person, or (y) to have joined with Guarantor, in any suit brought to enforce this Guaranty, Borrower, any other guarantor or any other Person. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of and Guarantor hereby expressly waives, to the extent permitted by applicable law, any defense to his obligations under this Agreement by reason of:

              (a) any lack of validity, genuineness or enforceability of the Credit Agreement, any Loan Document or any other agreement or instrument relating thereto;

              (b) non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

              (c) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of Borrower or any of its Subsidiaries;

              (d) any change, restructuring or termination of the corporate structure or existence of Borrower or any of its Subsidiaries; or

              (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or Guarantor, other than payment in full of the Obligations.


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               This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

         4.   WAIVER. Guarantor hereby expressly waives:

              (a) Notice of the acceptance by Lender of this Guaranty, notice of the existence, creation or non-payment of any of the Obligations, presentment, demand, notice of dishonor, protest, notice of protest and all other notices except any specifically required by this Guaranty.

              (b) Any obligation Lender may have to disclose to Guarantor any facts Lender now or hereafter may know or have reasonably available to it regarding Borrower or its financial condition, whether or not Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to Guarantor or materially increase the risk to Guarantor beyond the risk Guarantor intend to assume hereunder. Guarantor shall be fully responsible for keeping informed of the financial condition of Borrower and of all other circumstances bearing on the risk of non-payment or non-performance of the Obligations.

              (c) All diligence in collection of any of the Obligations, any obligation hereunder, or any guaranty or other security for any of the foregoing.

              (d) The benefit of all appraisement, valuation, marshaling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect, or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respect more burdensome than that of a principal.

              (e)   Any defense based on any statute of limitations.

              (f) Any defense based upon Lender's election, in any proceeding instituted under the Bankruptcy Code, under Section 1111(b)(2) of the Bankruptcy Code, or any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code.

              (g) Any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor.

              (h) Any defense based on the incapacity, lack of authority, death or disability of any Person or the failure of Lender to file or enforce a claim against the estate of any Person in any administrative, bankruptcy or other proceeding.

              (i) Any defense based on an election of remedies by Lender, whether or not such election might affect in any way the recourse, subrogation or other rights of Guarantor against Borrower or any other Person in connection with the Obligations.

              (j) Any defense based on the failure of Lender to: (i) provide notice to Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Obligations or (ii) conduct such a sale or disposition in a commercially reasonable manner.


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              (k)   Any defense based on the negligence of Lender in
administering the Loan, or taking or failing to take any action in connection therewith.

              (l) Any right to require Lender to proceed against Borrower or any other Person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor.

              (m) Any defense based upon any lack of authority of the officers, directors, members or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower.

              (n) Any defense based upon any failure by Lender to obtain collateral for the indebtedness or failure by Lender to perfect a lien on any Collateral.

              (o)   Any defense based upon any use of cash collateral under
Section 363 of the United States Bankruptcy Code.

              (p) Any defense based upon any agreement or stipulation entered into by Lender with respect to the provision of adequate protection in any bankruptcy proceeding.

              (q) Any defense based upon the avoidance of any security interest in favor of Lender for any reason.

              (r) Any defense based upon any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the Obligations.

              (s) Any defense or benefit based upon Borrower's, or any other party's, designation of the portion of any obligation guaranteed by this Guaranty to be satisfied by any payment from Borrower or any such party.

              (t) Any claim or other right which Guarantor might now have or hereafter acquire against Borrower or any other Person that arises from the existence or performance of any obligations under this Guaranty, including, without limitation, any of the following: (i) any right of subrogation, reimbursement, exoneration, contribution or indemnification, or (ii) any right to participate in any claim or remedy of Lender against Borrower or any collateral security therefore, whether or not such claim, remedy or right arises in equity or under contract, statute or common law.

It is the express purpose and intent of the parties hereto that this Guaranty and Guarantor's obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         5. DEALINGS WITH BORROWER AND OTHER PERSONS. The obligations of Guarantor hereunder shall not be released, discharged, limited or affected in any manner by anything done, suffered or permitted by Lender in connection with its dealings with Borrower or any other Person. Without limiting the foregoing, it is agreed that, without releasing, discharging, limiting or otherwise affecting in whole or in part Guarantor's obligations hereunder, Lender may from time to time without notice to or consent of Guarantor:


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              (a)   Grant time, renewals, extensions, indulgences, releases,
waivers, modifications or discharges to Borrower or any of the Guarantors.

              (b) Otherwise extend, amend, modify, supplement, subordinate, settle, waive, compromise or exchange any of the Obligations or any of the Loan Documents or any term, condition or provision thereof.

              (c) Release one or more guarantors from any of their obligations hereunder (or settle or compromise a guarantor's obligations), without in any way releasing or affecting the liability of Guarantor.

              (d)   Release Borrower from any of the Obligations.

              (e) Release, exchange, take or abstain from taking security or collateral from Borrower, Guarantor or any other Person, or release, substitute or add any one or more guarantors of any of the Obligations, or otherwise modify, subordinate, exchange or release its security interest or mortgage lien on any security or collateral for any of the Obligations.

              (f) Take, or delay in taking or refusing to take, any and all action with respect to this Guaranty or the other Loan Documents (regardless of whether the same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically (but without limitation) the settlement or compromise of any amount allegedly due thereunder.

              (g) Accelerate the Loan, foreclose on, take possession of or sell any of the collateral or security for the Obligations or enforce any other rights under any other Loan Document, or decline or fail to do any of the foregoing.

              (h) Otherwise deal with Borrower or any Guarantor as Lender may see fit.

         6. SUBROGATION. Guarantor shall not exercise any rights that he may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Outstanding Obligations (as defined below) have been indefeasibly paid in full. If any amount is paid to Guarantor on account of subrogation rights under this Guaranty at any time when all the Outstanding Obligations have not been indefeasibly paid in full, the amount shall be held in trust for the benefit of Lender and shall be promptly paid to Lender to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Credit Agreement. If Guarantor makes payment to Lender of all or any part of the Obligations and all the Outstanding Obligations are indefeasibly paid in full, Lender shall, at Guarantor's request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of any interest in the Obligations resulting from the payment. As used in this Guaranty, "OUTSTANDING OBLIGATIONS" means, at a given time, all sums then owing by Borrower under the Credit Agreement and the other Loan Documents and all then outstanding claims asserted by Lender against Borrower under the Loan Documents, to the extent not: (i) fully covered by insurance or (ii) fully bonded or otherwise secured to the reasonable satisfaction of Lender.

         7. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Lender as follows:


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              (a)   REVIEW OF GUARANTY AND LOAN DOCUMENTS. Guarantor has
reviewed, with the advice and benefit of his legal counsel, the terms and provisions of this Guaranty and each other Loan Document.

              (b) FINANCIAL BENEFIT TO GUARANTOR. Guarantor is deriving a material financial benefit from Lender's making of Loans under the Credit Agreement.

              (c) ENFORCEABILITY. This Guaranty has been duly executed and delivered by Guarantor, and this Guaranty, and each term and provision hereof, is the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

              (d) PENDING LITIGATION. No actions, suits or proceedings are pending or, to Guarantor's knowledge, threatened against or affecting Guarantor before any Governmental Authority which could, if adversely decided, result in a material adverse effect with respect to Guarantor.

              (e) NO VIOLATION. The execution, delivery and performance of this Guaranty do not conflict with or result in any breach or violation of, or default under: (i) any Requirement of Law applicable to Guarantor or (ii) any Contractual Obligation applicable to Guarantor or binding upon any of his property.

              (f) NO CONSENT. No consent, approval or authorization of, or registration, declaration, or filing with, any Governmental Authority or any other Person, is required and has not been obtained in writing by Guarantor, in connection with the execution, delivery and performance by Guarantor of this Guaranty or any of the transactions contemplated by this Guaranty.

              (g) INSOLVENCY. Guarantor is not insolvent (as such term is defined or determined for purposes of the Bankruptcy Code or any other applicable law), and the execution and delivery of this Guaranty will not make Guarantor insolvent (as such term is defined or determined for purposes of the Bankruptcy Code or any other applicable law).

              (h) MONITORING BORROWER. Guarantor has adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the condition (financial and otherwise) of the Property and Borrower's activities relating thereto and the status of Borrower's performance of the Obligations under the Loan Documents, and Guarantor shall keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder.

              (i) CONDITIONS PRECEDENT. There are no conditions precedent to the effectiveness of this Guaranty.

         8. REPRESENTATIONS AND WARRANTIES TO BE CONTINUING. All of the representations and warranties in this Guaranty are true as of the Closing Date and will continue to be true throughout the term of the Credit Agreement as if remade at all times afterwards and shall survive the making of the Loans. Guarantor shall inform Lender in writing within five days upon his discovering any breach of such representations or warranties.

         9. SUBORDINATION. Without limiting Lender's rights under any other agreement, until this Guaranty is terminated in accordance with its terms, Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to Guarantor (i) of Borrower, to the payment in full of the Obligations, (ii) of every other guarantor of the Obligations (an "OBLIGATED


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GUARANTOR"), to the payment in full of the obligations of such obligated guarantor to Lender and arising under the Loan Documents, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to Lender and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by Lender, paid over forthwith to Lender on account of the Obligations, and, after such request and pending such payment, shall be held by Guarantor as agent and bailee of Lender separate and apart from all other funds, property and accounts of Guarantor.

         10. PAYMENTS GENERALLY. All payments by Guarantor shall be made in the manner, at the place and in the currency required by the Loan Documents.

         11. AMENDMENTS, ETC. No amendment of this Guaranty shall in any event be effective unless the same shall be in writing and signed by Lender and Guarantor. No waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12. NOTICES. Any notice required or permitted hereunder shall be given, (a) with respect to Guarantor, at the address for Guarantor set forth below his signature on this Guaranty and (b) with respect to Lender, at Lender's address set forth in Section 9.3 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 9.3 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

         13. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         14. REMEDIES GENERALLY. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

         15. HEADINGS. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Guaranty.

         16. FACSIMILE AND PHOTOCOPY. Lender and Guarantor hereby agree that any facsimile or photocopy signature on any Loan Document or on any notice, document or other certificate delivered pursuant to the Loan Documents shall be deemed to have the same force and effect as an original signature, and to the fullest extent permitted by Legal Requirements may be used in lieu of an original signature to evidence the execution and delivery of the document, certificate or instrument to which such facsimile or photocopy signature is attached.

         17. INTEGRATION. This Guaranty sets forth the entire agreement between the parties hereto relating to the subject matter hereof and supersedes any prior oral or written statements or agreements with respect to such subject matter.

         18. SEVERABILITY. The provisions of this Guaranty are intended to be severable. If for any reason any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or


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unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         19. EXPENSES. Guarantor shall reimburse Lender on demand for all costs, expenses and charges (including without limitation reasonable fees and charges of external legal counsel for Lender and costs reasonably allocated by its internal legal department) incurred by Lender in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Guaranty ("COLLECTION COSTS"). The obligations of Guarantor under this
Article 19 shall survive the termination of this Guaranty.

         20. CONSTRUCTION. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of this Guaranty and agree that this Guaranty shall not be subject to the principle of construing its meaning against the party which drafted it.

         21. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall: (i) remain in full force and effect until the Facility has been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full) and all Obligations then outstanding (other than any indemnities described herein and in the other Loan Documents with respect to which no claim has been asserted) have been paid in full in cash, (ii) be binding upon Guarantor and its successors and permitted assigns, and (iii) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns; provided, however, that Guarantor will in no event nor under any circumstance have the right, without obtaining the prior written consent of Lender, to assign or transfer their obligations and liabilities under this Agreement, in whole or in part, to any other Person. Without limiting the generality of the foregoing clause, Lender, but not Guarantor, may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise.

         22. INFORMED WAIVER. Guarantor acknowledges and agrees that Guarantor has had the benefit of legal counsel in connection with the execution and delivery of this Guaranty and Guarantor has not executed and delivered this Guaranty under any fraud, duress, undue influence or coercion of any kind. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, (b) numerous possible defenses to the enforceability of the Obligations may presently exist and/or may arise hereafter and (c) as part of Lender's consideration for entering into the Credit Agreement, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Guarantor and (iv) the legal consequences to Guarantor of having waived such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

         23. INSTRUMENT FOR THE PAYMENT OF MONEY. Guarantor hereby acknowledges that this Guaranty constitutes an instrument for the payment of money, and consents and agrees that Lender, at its sole option, in the event of a dispute by Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.


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         24.  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES; COUNTERCLAIMS.

              (a) AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF GUARANTOR OR LENDER, GUARANTOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, COUNTY OF SUFFOLK, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

              (b) GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH IN THIS GUARANTY AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF GUARANTOR'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

              (c) Guarantor hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against him by Lender or its agents or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments that Guarantor are obligated to make under any of the Loan Documents.

              (d) Guarantor hereby waives, to the maximum extent not prohibited by law, any right Guarantor may have to claim or recover in any legal action or proceeding any special, exemplary, punitive or consequential damages.

         25. LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in this Guaranty, the maximum liability of Guarantor under this Guaranty shall be limited to Three Million Dollars ($3,000,000.00) of the Obligations, plus Collection Costs, less any amounts recovered by Lender from collateral pledged by Guarantor as provided in the Individual Guarantor Pledge Agreement by and between Guarantor and Lender of even date herewith.


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         26.  GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         27. WAIVER OF JURY TRIAL. GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY. GUARANTOR AND LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ACCEPTING AND GUARANTOR'S ENTERING INTO THIS GUARANTY AND THAT THE OTHER PARTY IS RELYING UPON THE FOREGOING WAIVER IN HIS AND ITS FUTURE DEALINGS WITH THE WAIVING PARTY. GUARANTOR WARRANTS AND REPRESENTS THAT HE HAS REVIEWED THE FOREGOING WAIVER WITH HIS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED HIS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.


                                     /s/ MARSHALL BUTLER
                                    ---------------------------------
                                    MARSHALL BUTLER

                                    Address:   969 Fifth Ave.
                                               New York, New York 10021


















#482337 v2 - SEAENA Individual Guaranty (Butler)

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